FORM 8-K

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Date of Report (date of earliest event reported) February 1, 2010

Commission File No. 000-53011

Kurrant Mobile Catering, Inc.
(Exact Name of registrant as specified in its charter)

Colorado	26-1559350
(State or other jurisdiction	(IRS Employer File Number)
of incorporation)

194 Hermosa Circle
Durango, Colorado	81301
(Address of principal executive offices)	(zip code)

(970) 247-4980
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

 References in this document to "us," "we," “Kurrant” or "Company" refer to Kurrant Mobile Catering, Inc., a Colorado corporation.

Item 4.01  Changes in Registrant's Certifying Accountant

(a)	Previous Independent Registered Public Accounting Firm

(i)
On January 28. 2010, our Board of Directors voted to dismiss our independent registered public accounting firm, Ronald R. Chadwick, P.C., CPA’s, of Aurora, Colorado  and  to replace them with GBH, CPAs, PC, of Houston, Texas .  As of that date, GBH, CPAs, PC formally accepted us as a client for the fiscal 2009 audit. Ronald R. Chadwick, P.C., CPA’s has rendered an opinion on our consolidated financial statements for 2008.

(ii)	The dismissal of Ronald R. Chadwick, P.C., CPA’s was approved by our Board of Directors.

(iii)
During the year ended November 30, 2009 and through January 28, 2010, there were no disagreements between us and Ronald R. Chadwick, P.C., CPA’s with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Ronald R. Chadwick, P.C., CPA’s would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of Ronald R. Chadwick, P.C., CPA’s for the past year, with the exception of a going concern qualification, did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

(iv)	During the year ended November 30, 2009 and through January 28, 2010 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished Ronald R. Chadwick, P.C., CPA’s with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  The Company also requested that Ronald R. Chadwick, P.C., CPA’s furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter furnished by Ronald R. Chadwick, P.C., CPA’s in response to that request dated January 28, 2010 is filed as Exhibit 16.1 to the original Report on Form 8-K.

We have authorized Ronald R. Chadwick, P.C., CPA’s to respond fully to inquiries of GBH, CPAs, PC concerning our financial statements.

(b)	New Independent Registered Public Accounting Firm

We engaged GBH, CPAs, PC of Houston, Texas as our new independent registered public accounting firm as of January 28, 2010.  During the two most recent fiscal years and through January 28, 2010, the Company has not consulted with GBH, CPAs, PC regarding any of the following:

(1)
The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by GBH, CPAs that GBH, CPAs concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is filed herewith:

Exhibit	Description

16.1	Letter of Ronald R. Chadwick, P.C., CPA’s as of January 28, 2010.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURRANT MOBILE CATERING, INC.
Date: February 1, 2010	By:	/s/ Christopher Bell
Christopher Bell
President